Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this Quarterly Report on Form 10-Q/A of Bird Global Inc. (the “Company”) for the quarter ended March 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Shane Torchiana, Chief Executive Officer, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 17, 2022	By:	/s/ Shane Torchiana
Shane Torchiana
Chief Executive Officer and President
(Principal Executive Officer)